UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 13, 2006 (January 12, 2005)

Date of Report (Date of earliest event reported)

EGPI FIRECREEK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32507	88-0345961
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ 85253

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (480) 948-6581

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

I.  On January 12, 2006, 410,000 shares of the Registrant’s Sub-Series C-2 of Series C preferred stock converted automatically on the basis of 1 for 10 into 4,100,000 shares of its restricted common stock. The original issuance of the Sub-Series C-2 preferred stock was listed in a current report on Form 8-K/A (Amendment No. 1) filed on July 18, 2005, incorporated by reference herein, further listed/described as follows:

(*) July 12, 2005, by majority consent of the Board of Directors and the Compensation and Stock Option Committee, and the Executive Management Committee, the Registrant approved the following issuances of its Sub-Series C-2 Preferred Stock, par value $0.001 per share, to the following persons.

The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933.

For description of Rights and Preferences see Exhibit 99.2 attached to a current report on Form 8-K, as amended, initially filed on July 14, 2005, and incorporated herein by reference.

The date for all the original Sub-Series C-2 of Series C preferred stock issuances is July 12, 2005, the value date.

The shares in accordance with their rights, preferences, and designations have subsequently converted automatically into common stock effective as of January 12, 2006.

            Share Amount

          Type of

                                    Fair Market Value

Name

  Date

       Common Stock

         Consideration

                               of Consideration

Rusbek Bisultanov (1) (**)

 1/12/06

     4,000,000

          Additional Consideration

$304,000

C/O 6777 Camp Bowie Blvd.

          In behalf of the “Agreement

Suite 215

          Regarding Future

Fort Worth, TX 76116

          Operations” with Sahara

          Group, Inc.

Timur Bisultanov (2) (**)

 1/12/06

        100,000

          Additional Consideration

7,600

C/O 6777 Camp Bowie Blvd.

          In behalf of the “Agreement

Suite 215

          Regarding Future

Fort Worth, TX 76116

          Operations” with Sahara

          Group, Inc.

(*) $311,600 of the financing proceeds in the immediately preceding table were used primarily for additional consideration pursuant to, and in behalf of an Agreement Regarding Future Operations with The Sahara Group, Inc., listed on Exhibit 10.1 to a current Form 8-K Report amendment No. 3, filed July 5, 2005 and incorporated by reference hereto.

(1)

Rusbek Bisultanov provides business consulting and advisory services. He will become an officer of Firecreek and of one or more to-be-formed subsidiaries of Firecreek Petroleum.

(2)

Timur Bisultanov provides advisory services to the Company. He will become an employee of one or more to-be-formed subsidiaries of Firecreek Petroleum.

(**) Issuances are approved, subject to such persons agreement in writing as provided in the Agreement to comply with applicable securities laws and regulations and make required disclosures, and further subject to the Company’s Voting Agreement in the form of an Adoption Agreement listed on Exhibit 99.1 attached to a current report on Form 8-K, as amended, filed initially on July 14, 2005, agreeing that shares issued to such person shall be bound by the Voting Agreement and delivering such executed agreements to the Company.

II. On January 12, 2006, 900,000 shares of the Registrant’s Sub-Series C-2 of Series C preferred stock converted automatically on the basis of 1 for 10 into 9,000,000 shares of its restricted common stock. The original issuance of the Sub-Series C-2 preferred stock was listed in a current report on Form 8-K/A (Amendment No. 1) filed on July 18, 2005, incorporated by reference herein, further listed/described as follows:

(*) July 12, 2005, by majority consent of the Board of Directors, the Compensation and Stock Option Committee, and the Executive Management Committee, the Registrant approved the following issuances of its Sub-Series C-2 Preferred Stock, par value $0.001 per share, to the following persons.

The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933.

For description of Rights and Preferences see Exhibit 99.2 attached to a current report on Form 8-K, as amended, filed initially on July 14, 2005, and incorporated herein by reference.

The shares are covered under the terms of the Voting Agreement listed in Exhibit 99.3 to a current Report on Form 8-K, as amended, filed April 7, 2005, and incorporated herein by reference.

The date for all the original Sub-Series C-2 of Series C preferred stock issuances is July 12, 2005, the value date.

The shares in accordance with their rights, preferences, and designations have subsequently converted automatically into common stock effective as of January 12, 2006.

Share Amount

Type of

Fair Market Value

Name

Date

Common Stock

Consideration

of Consideration

John R. Taylor (1)

1/12/06

1,500,000

Preferred Stock

$114,000

6777 Camp Bowie Blvd.

in exchange for

Suite 215

Rights in connection

Fort Worth, TX 76116

with the Company’s

acquisition of FPI

William E. Merritt (2)

1/12/06

1,500,000

Preferred Stock

$114,000

6777 Camp Bowie Blvd.

in exchange for

Suite 215

Rights in connection

Fort Worth, TX 76116

 with the Company’s

acquisition of FPI

George B. Faulder (3)

1/12/06

1,500,000

Preferred Stock

$114,000

6777 Camp Bowie Blvd.

in exchange for

Suite 215

Rights in connection

Fort Worth, TX 76116

with the Company’s

acquisition of FPI

Dennis Alexander (4)

 1/12/06

1,500,000

Preferred Stock

$114,000

6564 Smoke Tree Ln

in exchange for

Scottsdale, AZ 85253

Rights in connection

with the Company’s

acquisition of FPI

Gregg Fryett (5)

1/12/06

1,500,000

Preferred Stock

$114,000

50 Reddenhill Road

in exchange for

Torquay

Rights in connection

Devon TQ1 3RR

with the Company’s

United Kingdom

acquisition of FPI

Stuart Siller (6)

 1/12/06

1,500,000

Preferred Stock

$114,000

3408 Fulton Ave.

in exchange for

Oceanside, New York

Rights in connection

11572

with the Company’s

acquisition of FPI

(*) $684,000 of the financing proceeds in the immediately preceding table were used primarily for additional consideration in exchange for a partial amount of the Rights established for services in connection with the Company’s acquisition of FPI. Each named person’s established rights therein remaining is reduced by $150,000 and such amount of rights cancelled accordingly.

(1)

John R. Taylor is President and a Director of the Company and FPI.

(2)

William E. Merritt is Executive Vice President and a Director of the Company and FPI.

(3)

George B. Faulder is a Vice President and Director of the Company and FPI.

(4)

Dennis Alexander is Chairman and CFO and a Director of the Company and FPI.

(5)

Gregg Fryett is former Chief Executive Officer and Director of the Company and FPI.

(6)

Stuart Siller who introduced Firecreek Petroleum, Inc. to the Company, provides other business and advisory services, and is not an affiliate, director, or officer of the Company.

III. On January 12, 2006, 715,000 shares of the Registrant’s Sub-Series C-2 of Series C preferred stock converted automatically on the basis of 1 for 10 into 7,150,000 shares of its restricted common stock. The original issuance of the Sub-Series C-2 preferred stock was listed in a current report on Form 8-K/A (Amendment No. 1) filed on July 18, 2005, incorporated by reference herein, further listed/described as follows:

(*) July 12, 2005, by majority consent of the Board of Directors, the Compensation and Stock Option Committee, and the Executive Management Committee, the Registrant approved the following issuances of its Sub-Series C-2 Preferred Stock, par value $0.001 per share, to the following persons.

The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933.

For description of Rights and Preferences see Exhibit 99.2 attached to a current report on Form 8-K, as amended, filed initially on July 14, 2005, and incorporated herein by reference.

The shares are covered under the terms of the Voting Agreement listed in Exhibit 99.3 to a current Report on Form 8-K, as amended, filed April 7, 2005, and incorporated herein by reference.

The date for all the original Sub-Series C-2 of Series C preferred stock issuances is July 12, 2005, the value date.

The shares in accordance with their rights, preferences, and designations have subsequently converted automatically into common stock effective as of January 12, 2006.

Share Amount

Type of

Fair Market Value

Name

Date

Common Stock

Consideration

of Consideration

Betty LaRue (***)(1)

 1/12/06

100,000

Preferred Stock

$7,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Cindy Rybarczyk(***)(1)

1/12/06

250,000

Preferred Stock

$19,000

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Autumn DeMaris(***)(1)

 1/12/06

100,000

Preferred Stock

$7,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Grace Sutherin (***)(1)

 1/12/06

250,000

Preferred Stock

$19,000

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Charles Alliban(**)(2)

1/12/06

250,000

Preferred Stock

$19,000

50 Reddenhill Road

in consideration of

Devon TQ1 3RR

services rendered to

United Kingdom

the Company or FPI

Fernando Urcelay(***)(1)

 1/12/06

100,000

Preferred Stock

$7,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Ted Tomerlin (***)(1)

 1/12/06

100,000

Preferred Stock

$7,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Jo Sylvanus (***)(1)

 1/12/06

500,000

Preferred Stock

$38,000

6564 Smoke Tree Ln

in consideration of

Scottsdale, Arizona 85253

services rendered to

the Company or FPI

John R. Taylor (**)(3)

 1/12/06

1,100,000

Preferred Stock

$83,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

William E. Merritt (**)(4)

 1/12/06

1,100,000

Preferred Stock

$83,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

George B. Faulder (**)(5)

1/12/061,

100,000

Preferred Stock

$83,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Melvena Alexander(**)(6)

         1/12/06

1,100,000

Preferred Stock

$83,600

6564 Smoke Tree Ln

in consideration of

Scottsdale, Arizona 85253

services rendered to

the Company or FPI

Gregg Fryett (**)(7)

1/12/06

1,100,000

Preferred Stock

$83,600

50 Reddenhill Road

in consideration of

Devon TQ1 3RR

services rendered to

United Kingdom

the Company or FPI

(*) $543,400 of the financing proceeds in the immediately preceding table were used primarily for consideration in consideration of services rendered to the Company or FPI.

(1)

The persons listed in the preceding table are not affiliates, directors, or officers of the Company.

(2)

Charles Alliban is the former Treasurer and Director of the Company and FPI.

(3)

John R. Taylor is President and a Director of the Company and FPI.

(4)

William E. Merritt is Executive Vice President and a Director of the Company and FPI.

(5)

George B. Faulder is a Vice President and Director of the Company and FPI.

(6)

Melvena Alexander is Secretary and Comptroller of the Company and FPI.

(7)

Gregg Fryett is the former Chief Executive Officer and Director of the Company and FPI.

 (**) Covered under the terms of the Voting Agreement listed in Exhibit 99.3 to a Current Report on Form 8-K, as amended, filed April 7, 2005, and incorporated by reference hereto.

(***) Issuances are approved, subject to such persons agreement in writing as provided in the Agreement to comply with applicable securities laws and regulations and make required disclosures, and further subject to the Company’s Voting Agreement in the form of an Adoption Agreement listed on Exhibit 99.1 attached to a current report on Form 8-K, as amended, filed initially on July 14, 2005, agreeing that shares issued to such person shall be bound by the Voting Agreement and delivering such executed agreements to the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

EGPI FIRECREEK, INC. (formerly Energy Producers, Inc.)
By:	/s/ Dennis R. Alexander Chairman and Chief Financial Officer

January 13, 2006